UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 08, 2024

CAMBIUM NETWORKS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-38952	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Cambium Networks, Inc. 2000 Center Drive, Suite East A401
Hoffman Estates, Illinois		60192
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 345 814-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.0001 par value	CMBM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective as of November 8, 2024, Ms. Sabrina Mekhalfa left Cambium Networks Corporation ("Cambium" or the "Company") as Global Controller and Chief Accounting Officer (Principal Accounting Officer).

(c) Effective as of November 18, 2024, the Company has promoted Ms. Melissa Cada-Bartoli as Global Controller and Chief Accounting Officer, and designated her as the Company’s principal accounting officer. Ms. Cada-Bartoli has been employed by Cambium since June 2018, when she joined as Senior Manager – External Reporting to assist the company with its Initial Public Offering and was promoted to Director-External Reporting in April 2020. Just prior to joining Cambium, Ms. Cada-Bartoli was a consultant assisting both public and privately-held clients in the areas of financial reporting and technical accounting. From 2012 to 2016, Ms. Cada-Bartoli held the positions of Director-Accounting Services and Manager-Accounting Services for SGK, a publicly traded global packaging and brand experience company. SGK was purchased by Matthews International in July 2014. From 2003 to 2012, Ms. Cada-Bartoli was a Senior Consultant for The Johnsson Group, through its purchases by PRGX, and then Salo, a Korn Ferry Company, providing consulting services to many Fortune 500 clients on projects ranging from external reporting, restatements, process improvements, and technical accounting and policy documentation to interim financial planning and accounting management roles. Ms. Cada-Bartoli holds both a B.A. in Accounting and M.B.A. from Benedictine University and is a Registered CPA in the State of Illinois.

There are no family relationships between Ms. Cada-Bartoli and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”). Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Ms. Cada-Bartoli had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBIUM NETWORKS CORPORATION

Date:	November 14, 2024	By:	/s/ Jacob Sayer
		Name: Title:	Jacob Sayer Chief Financial Officer